Certificate of Incorporation

Canada Business Corporations Act

Certificat de constitution

Loi canadienne sur les sociétés par actions

4403100 CANADA INC.

Name of corporation-Dénomination de la société

440310-0

Corporation number-Numéro de la société

I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the *Canada Business Corporations Act.*

Je certifie que la société susmentionnée, dont les statuts constitutifs sont joints, a été constituée en société en vertu de la *Loi canadienne sur les sociétés par actions.*

Richard G. Shaw
Director - Directeur

January 9, 2007 / le 9 janvier 2007

Date of Incorporation - Date de constitution

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Ecolomondo Corporation Inc.

Corporate name / Dénomination sociale

440310-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Director / Directeur

2014-05-23

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Industry Canada | Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
4403100 CANADA INC.

2 Corporation number
Numéro de la société
440310-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation changes its name to:
La dénomination sociale est modifiée pour :
Ecolomondo Corporation Inc.

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Elliot Sorella

Elliot Sorella
5143289182

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Ecolomondo Corporation Inc.

Corporate name / Dénomination sociale

440310-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Director / Directeur

2014-06-23

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Industry Canada Industrie Canada

Form 4 / Formulaire 4
Articles of Amendment / Clauses modificatrices

Canada Business Corporations Act (CBCA) (s. 27 or 177)

Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Ecolomondo Corporation Inc.

2 Corporation number
Numéro de la société
440310-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation amends the description of classes of shares as follows:
La description des catégories d'actions est modifiée comme suit :
See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
ELIOT SORELLA

ELIOT SORELLA
5143289182

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

Schedule / Annexe

Description of Classes of Shares / Description des catégories d'actions

SCHEDULE A (AMENDED)

J) CLASS "J" PREFERRED SHARES: The number of Class J Shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) Dividends. The holder of this class of shares shall not be entitled to receive any dividends.

(2) Redemption. The corporation may redeem the shares at the option of the Corporation and if the shareholder's equity is 15 million dollars and the Corporation has a minimum value of $10,000,000 of cash or cash equivalents. Should the preferred stock not be redeemed within 30 months of the issuance date then the holder of this class of shares has the option to convert the said preferred stock to regular voting common A shares. Should the holder of this class of shares not decide to convert to common stock then the said shares shall bear interest payable quarterly calculated at 8% per annum.

(3) No right to additional shares in profits. Class "J" shares shall not confer any right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) No right to vote. Subject to the provisions of the Canada Business Corporations Act, holder of Class "J" shares shall not be entitled, in that capacity alone, to vote at any meeting of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) Right of Corporation to unilaterally redeem shares. Subject to the provision of subsection 36 (2) of the Canada Business Corporations Act, the Corporation, at anytime, if it deems it advisable to do so and upon at least thirty days written notice, and in accordance with the provisions stated herein above, shall be entitled to unilaterally redeem all or part of Class "J" shares at the price indicated herein above.

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Ecolomondo Corporation Inc.

Corporate name / Dénomination sociale

440310-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Virginie Ethier

Director / Directeur

2014-07-04

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Industry Canada | Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Ecolomondo Corporation Inc.

2 Corporation number
Numéro de la société
440310-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Eliot Sorella

Eliot Sorella
5143289182

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

IC 3069 (2008/04)

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Ecolomondo Corporation Inc.

Corporate name / Dénomination sociale

440310-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Director / Directeur

2014-08-18

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada | Industrie Canada

Form 4 / Formulaire 4
Articles of Amendment / Clauses modificatrices

Canada Business Corporations Act (CBCA) (s. 27 or 177)

Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Ecolomondo Corporation Inc.

2 Corporation number
Numéro de la société
440310-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Eliot Sorella

Eliot Sorella
5143289182

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Schedule / Annexe

Amendment Schedules / Annexes - Modification

THAT the Corporation amends the share structure of the Corporation to cancel all classes of shares same and except for Class A Common and Class J Preferred.

SCHEDULE A (AMENDED)

J) CLASS "J" PREFERRED SHARES: The number of Class J Shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) Dividends. The holder of this class of shares shall not be entitled to receive any dividends other than for purposes of redemption outlines hereafter.

(2) Redemption. The corporation may redeem the shares at the option of the Corporation and if the shareholder's equity is 15 million dollars and the Corporation has a minimum value of $10,000,000 of cash or cash equivalents. Should the preferred stock not be redeemed within 30 months of the issuance date then the holder of this class of shares has the option to convert the said preferred stock to regular voting Common A shares. Should the holder of this class of shares not decide to convert to common stock then the said shares shall be entitled to quarterly dividends of two cents per issued share.

(3) No right to additional shares in profits. Class "J" shares shall not confer any right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) No right to vote. Subject to the provisions of the Canada Business Corporations Act, holder of Class "J" shares shall not be entitled, in that capacity alone, to vote at any meeting of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) Right of Corporation to unilaterally redeem shares. Subject to the provision of subsection 36(2) of the Canada Business Corporations Act, the Corporation, at anytime, if it deems it advisable to do so and upon at least thirty days written notice, and in accordance with the provisions stated herein above, shall be entitled to unilaterally redeem all or part of Class "J" shares at the price indicated herein above.

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Ecolomondo Corporation Inc.

Corporate name / Dénomination sociale

440310-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Virginie Ethier

Director / Directeur

2014-09-05

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Industry Canada | Industrie Canada

Form 4 Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4 Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Ecolomondo Corporation Inc.

2 Corporation number
Numéro de la société
440310-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Eliot Sorella

Eliot Sorella
5143289182

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

Schedule / Annexe

Amendment Schedules / Annexes - Modification

THAT the Corporation amends Class "J" Preferred Shares as follows:

J) CLASS "J" PREFERRED SHARES: The number of Class "J" Shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
(1) Dividends. When the corporation so declares, each shareholder of Class "J" Shares shall be entitled to receive in priority of any of the other shareholders of all other classes of issued stock of the Corporation, a minimum annual preferential and cumulative dividend based on the prime lending rate of the Bank of Canada or any other financial institution of the Corporation at the date of the declaration of the dividend, plus 6% in respect of these shares, to the stated capital account maintained for the Class "J" Shares. It is incumbent on the directors to determine the date, time and terms or manner of payment thereof.
(2) Redemption. The corporation may redeem the shares at the option of the Corporation and if the shareholder's equity is 15 million dollars and the Corporation has a minimum value of $10,000,000 of cash or cash equivalents. Should the preferred stock not be redeemed within 30 months of the issuance date then the holder of this class of shares has the option to convert the said preferred stock to regular voting Common A shares. The rights of the Class J Preferred Shares shall be in priority ranking to all other classes of shares issued and outstanding by the Corporation and in the event of any liquidation of the Corporation, the holders of this class of shares shall be entitled to be reimbursed for their stock, the whole in priority of all other listed shareholders of the Corporation.

(3) No right to additional shares in profits. Class "J" shares shall not confer any right to share in the property, in the profits or in the surplus assets of the Corporation.
(4) No right to vote. Subject to the provisions of the Canada Business Corporations Act, holder of Class "J" shares shall not be entitled, in that capacity alone, to vote at any meeting of the shareholders of the Corporation, to attend same or to receive notice thereof.
(5) Right of Corporation to unilaterally redeem shares. Subject to the provision of subsection 36(2) of the Canada Business Corporations Act, the Corporation, at anytime, if it deems it advisable to do so and upon at least thirty days written notice, and in accordance with the provisions stated herein above, shall be entitled to unilaterally redeem all or part of Class "J" shares at the price indicated herein above.

Industry Canada | Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Ecolomondo Corporation Inc.

Corporate name / Dénomination sociale

440310-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Virginie Ethier

Director / Directeur

2015-01-22

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada | Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Ecolomondo Corporation Inc.

2 Corporation number
Numéro de la société
440310-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Eliot Sorella

Eliot Sorella
5143289182

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

FORM 1
ARTICLES OF INCORPORATION
(SECTION 6)

FORMULAIRE 1
STATUTS CONSTITUTIFS
(ARTICLE 6)

1 -- Name of the Corporation / Dénomination sociale de la société

~~4403100 CANADA INC~~ Ecolomondo Corporation Inc. (Certificate of Amendment 2014-05-23)

2 -- The province or territory in Canada where the registered office is situated / La province ou le territoire au Canada où est situé le siège social

QUEBEC

3 -- The classes and any maximum number of shares that the corporation is authorized to issue / Catégories et le nombre maximal d'actions que la société est autorisée à émettre

SEE SCHEDULE A

4 -- Restrictions, if any, on share transfers / Restrictions sur le transfert des actions, s'il y a lieu

~~SEE SCHEDULE B~~ Revoked (Certificate of Amendment 2015-01-22)

5 -- Number (or minimum and maximum number) of directors / Nombre (ou nombre minimal et maximal) d'administrateurs

MINIMUM ONE MAXIMUM 10

6 -- Restrictions, if any, on the business the corporation may carry on / Limites imposées à l'activité commerciale de la société, s'il y a lieu

NONE

7 -- Other provisions, if any / Autres dispositions, s'il y a lieu

SEE SCHEDULE C

8 -- Incorporators - Fondateurs

Name(s) - Nom(s)	Address (including postal code) Adresse (inclure le code postal)	Signature	Tel. No. - Nº de tél.
ELIOT SORELLA	298 ROSARIO LAVAL H7X 3P7	[signature]	514-947-9680

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

440310-0

09 JAN. 2007

Industry Canada | Industrie Canada
Corporations Canada | Corporations Canada

Form 2

Information Regarding the Registered Office and the Board of Directors

(To be filed with Articles of Incorporation, Amalgamation and Continuance)

(Sections 19, 106 and 113(1) of the CBCA)

Changes to the registered office or the board of directors are to be made by filing Form 3 Change of Registered Office Address or Form 6 Changes Regarding Directors.

If the space available at item [4] is insufficient, please attach information, on a separate piece of paper, to the form.

INSTRUCTIONS

[4] At least 25 per cent of the directors of a corporation must be Canadian residents. If a corporation has less than four directors, at least one director must be a Canadian resident (subsection 105(3) of the *Canada Business Corporations Act* (CBCA)).

However, the board of directors of corporations operating in uranium mining, book publishing and distribution, book sale or film and video distribution must be comprised of a majority of Canadian residents (subsection 105(3.1) of the CBCA).

[5] Declaration

In the case of an incorporation, the form must be signed by the incorporator. In all other cases (Articles of Amalgamation and Articles of Continuance), the form may be signed by any individual who has the relevant knowledge of the corporation and who is authorized by the directors (subsection 262.1(2) of the CBCA).

For example:

- a **director** of the corporation;
- an **authorized officer** of the corporation; or
- an **authorized agent**.

General

The information you provide in this document is collected under the authority of the CBCA and will be stored in personal information bank number IC/PPU-049. Personal information that you provide is protected under the provisions of the *Privacy Act*. However, public disclosure pursuant to section 266 of the CBCA is permitted under the *Privacy Act*.

If you require more information, please visit the Forms, Policies, Fees and Legislation section of our Web site at **http://corporationscanada.ic.gc.ca** or contact us at (613) 941-9042 or toll-free at 1 866 333-5556.

File documents online:

Corporations Canada Online Filing Centre:
http://corporationscanada.ic.gc.ca

Or send documents by mail:

Director, Corporations Canada
Jean Edmonds Tower South
9th Floor
365 Laurier Ave. West
Ottawa ON K1A 0C8

By Facsimile:
(613) 941-0999

1 Corporation name

4403100 CANADA INC.

2 Address of registered office (must be a street address)

3435 PITFIELD
NUMBER AND STREET NAME

MONTREAL | QUEBEC | H4S 1H7
CITY | PROVINCE/TERRITORY | POSTAL CODE

3 Mailing address (if different from the registered office)

SAME AS ABOVE ☑

ATTENTION OF

NUMBER AND STREET NAME

CITY | PROVINCE/TERRITORY | POSTAL CODE

4 Members of the board of directors

FIRST NAME LAST NAME	RESIDENTIAL ADDRESS (must be a street address)	CANADIAN RESIDENT (Yes/No)
ELIOT SORELLA	298 ROSARIO LAVAL QUEBEC H7X3P7	YES

5 Declaration

I hereby certify that I have the relevant knowledge of the corporation, and that I am authorized to sign and submit this form.

[signature]
SIGNATURE

ELIOT SORELLA | (514) 947-9680
PRINT NAME | TELEPHONE NUMBER

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

SCHEDULE A

pertaining to

SHARE CAPITAL

The unlimited share capital of the Corporation shall consist of nine (9) classes of shares to which shall attach the following rights, some of which may be exercised according to the procedure which follows:

PART I — RIGHTS ATTACHING TO SHARES

A) **CLASS "A" COMMON SHARES:** The number of Class "A" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) **Dividends and share in profits and remaining property.** Holders of Class "A" shares, at par with holders of Class "B" shares and proportionally to the number of shares held by each, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

(a) share in the property, profits and surplus assets of the Corporation, and, in this respect, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be left to the entire discretion of the Board of Directors; and

(b) receive the remaining property of the Corporation upon dissolution, upon voluntary or involuntary winding-up or liquidation or upon any other distribution of the property or assets of the Corporation.

(2) **Limitation.** In addition to the conditions set out in section 42 and in subsections 34(2) and 35(3) of the *Canada Business Corporations Act* respectively, the Corporation may neither pay any dividend with respect to the Class "A" shares nor make any payment to purchase or otherwise acquire any of these shares by mutual agreement if, as a consequence thereof, the realizable value of the net assets of the Corporation would be insufficient to redeem all the shares of Class "E", "F" and "G".

(3) **Right to vote.** Holders of Class "A" shares shall be entitled to receive notice of any meeting of the shareholders of the Corporation, to attend such meeting and to vote thereat, except at meetings where the right to vote is restricted to the holders of another class of shares, and each Class "A" share shall confer unto each holder thereof one (1) vote.

B) **CLASS "B" COMMON SHARES:** The number of Class "B" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

Revoked (Certificate of Amendment 2014-07-04)

(1) **Dividends and share in profits and remaining property.** Holders of Class "B" shares, at par with holders of Class "A" shares and proportionally to the number of shares held by each, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

(a) share in the property, profits and surplus assets of the Corporation, and, in this respect, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be left to the entire discretion of the Board of Directors; and

(b) receive the remaining property of the Corporation upon dissolution, upon voluntary or involuntary winding-up or liquidation or upon any other distribution of the property or assets of the Corporation.

(2) **Limitation.** In addition to the conditions set out in section 42 and in subsections 34(2) and 35(3) of the *Canada Business Corporations Act* respectively, the Corporation may neither pay any dividend with respect to the Class "B" shares nor make any payment to purchase or otherwise acquire any of these shares by mutual agreement if, as a consequence thereof, the realizable value of the net assets of the Corporation would be insufficient to redeem all the shares of Class "E", "F" and "G".

(3) **Right to vote.** Holders of Class "B" shares shall be entitled to receive notice of any meeting of the shareholders of the Corporation, to attend such meeting and to vote thereat, except at meetings where the right to vote is restricted to the holders of another class of shares, and each Class "B" share shall confer unto each holder thereof (10) ten votes for each share held.

(4) **Right to exchange shares.** Each holder of Class "B" shares, at any time and in his or her discretion, with respect to all or part of his or her shares, and upon written notice, shall be entitled to exchange his or her shares for Class "E" shares according to the procedure outlined in section (A) of Part II below.

(a) *Terms of exchange*

The exchange shall take place in accordance with the following: the rate of exchange shall be one (1) Class "E" share for each Class "B" share which shall be exchanged; in accordance with the provisions of the *Canada Business Corporations Act*, the Class "B" shares so exchanged shall be automatically cancelled and shall automatically become Class "E" shares at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the shares of Class "B" and "E".

(b) *Determination of the fair market value of the exchanged shares*

At the time of the exchange of the Class "B" shares for Class "E" shares, the Corporation and each holder of Class "B" shares exchanging his or her shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of the Class "B" shares.

C) **CLASS "C" PREFERRED SHARES:** The number of Class "C" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

Revoked (Certificate of Amendment 2014-08-18)

(1) **No right to dividends or to share in profits.** Holders of Class "C" shares shall not share in the property, in the profits or in the surplus assets of the Corporation and, in this respect, shall not be entitled to any dividend declared by the Corporation.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "C" shares shall be entitled, prior to the holders of the shares of all other classes, to repayment of the amount added, in respect of these shares, to the stated capital account maintained for the Class "C" shares.

Insufficient assets

If the assets of the Corporation are insufficient in order to pay to the holders of Class "C" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "C" shares which they hold.

(3) **Right to vote.** Holders of Class "C" shares shall be entitled to receive notice of any meeting of the shareholders of the Corporation, to attend such meeting and to vote thereat, except at meetings where the right to vote is restricted to the holders of another class of shares, and each Class "C" share shall confer unto each holder thereof one (1) vote.

(4) **Automatic redemption of shares upon death of the holder.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, the Corporation shall automatically redeem all Class "C" shares held by a shareholder at the time of his or her death, upon receipt of the certificate or certificates representing the shares which are to be automatically redeemed, in accordance with the procedure outlined in section (B) of Part II below. The redemption price shall be equal to the amount added, in respect of these shares, to the stated capital account maintained for these shares being automatically redeemed. The automatic redemption shall apply as well to shares held, on behalf of the deceased shareholder, by a trustee, by an agent or bailee or by a mandatary-depositary, to the extent that the deceased is the shareholder and not the trustee, the agent or bailee or the mandatary-depositary.

(5) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "C" shares.

D) **CLASS "D" PREFERRED SHARES:** The number of Class "D" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

Revoked (Certificate of Amendment 2014-08-18)

(1) **Dividends.** When the Corporation shall declare dividends, each holder of Class "D" shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of all other classes, and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend based on the prime lending rate of the banking or financial institution of the Corporation at the date of declaration of the dividend, less one per cent (1%), as applied to the amount added, in respect of these shares, to the stated capital account maintained for the Class "D" shares. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "D" shares shall be entitled, prior to the holders of Class "A", "B", "E", "F", "G", "H" and "I" shares, but subsequent to the holders of Class "C" shares, to repayment of the amount added, in respect of these shares, to the stated capital account maintained for the Class "D" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "D" shares.

Insufficient assets

If the assets of the Corporation are insufficient in order to pay to the holders of Class "D" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "D" shares which they hold.

(3) **No right to additional share in profits.** Class "D" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) **Right to vote.** Holders of Class "D" shares shall be entitled to receive notice of any meeting of the shareholders of the Corporation, to attend such meeting and to vote thereat, except at meetings where the right to vote is restricted to the holders of another class of shares, and each Class "D" share shall confer unto each holder thereof one (1) vote.

(5) **Holder's right to retract shares.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, each holder of Class "D" shares, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Corporation to redeem, all or part of his or her shares, at a price equal to the amount added, in respect of these shares, to the stated capital account maintained for the Class "D" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "D" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

(6) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase

Revoked (Certificate of Amendment 2014-08-18)

or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "D" shares.

E) **CLASS "E" PREFERRED SHARES:** The number of Class "E" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) **Dividends.** When the Corporation shall declare dividends, each holder of Class "E" shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of Class "A", "B", "F", "G", "H" and "I" shares, but subsequent to the holders of Class "D" shares, and from the funds declared for the payment of dividends, a maximum monthly, preferential and non-cumulative dividend of one per cent (1%) per month, computed on the basis of the "retraction value" of the Class "E" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "E" shares shall be entitled, prior to the holders of Class "A", "B", "F", "G", "H" and "I" shares, but subsequent to the holders of Class "C" and "D" shares, to payment of the "retraction value" of the Class "E" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "E" shares.

Insufficient assets

If the assets of the Corporation are insufficient in order to pay to the holders of Class "E" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "E" shares which they hold.

(3) **No right to additional share in profits.** Class "E" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) **No right to vote.** Subject to the provisions of the *Canada Business Corporations Act*, holders of Class "E" shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) **Holder's right to retract shares.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, each holder of Class "E" shares, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Corporation to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "E" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

Revoked (Certificate of Amendment 2014-08-18)

(a) *Retraction value*

The "**retraction value**" shall be the amount added, in respect of these shares, to the stated capital account maintained for the Class "E" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the Class "B" shares, at the time of their exchange for Class "E" shares, shall exceed the amount added, in respect of these shares, to the stated capital account maintained for the Class "E" shares.

(b) *Fair market value of shares exchanged*

When the retraction applies in respect of all or part of the Class "E" shares which have been issued as consideration for the exchange of the Class "B" shares and when the determination of the value of the above-mentioned premium must be made, the Corporation and each holder of Class "E" shares whose shares are being retracted shall rely on the fair market value of the Class "B" shares, as determined in accordance with paragraph (4)(b) of Class "B" of Part I above, at the time of their exchange for Class "E" shares.

(c) *Adjustment of the premium in the event of a challenge by the Revenue Department*

In the event of a disagreement by the Department of National Revenue or by the "Ministère du Revenu du Québec", or by both, as to the determination of the fair market value of the Class "B" shares at the time of their exchange for Class "E" shares, the applicable departmental determination shall prevail. The amount of the premium in respect of the retraction of the re-evaluated shares shall be adjusted accordingly, provided the Department in question shall afford the Corporation and each holder of Class "E" shares (formerly holder of Class "B" shares), or, in the event of a retraction of all the shares, the Corporation and each former holder of Class "E" shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

(6) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "E" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the realizable value of the net assets of the Corporation.

F) **CLASS "F" PREFERRED SHARES:** The number of Class "F" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) **Dividends.** When the Corporation shall declare dividends, each holder of Class "F" shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of Class "A", "B", "G", "H" and "I" shares, but subsequent to the holders of Class "D" and "E" shares, and from the funds declared for the payment of dividends, a maximum monthly, preferential and non-

Revoked (Certificate of Amendment 2014-08-18)

cumulative dividend of one per cent (1 %) per month, computed on the basis of the "retraction value" of the Class "F" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "F" shares shall be entitled, prior to the holders of Class "A", "B", "G", "H" and "I" shares, but subsequent to the holders of Class "C", "D" and "E" shares, to payment of the "retraction value" with respect to the Class "F" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "F" shares.

Insufficient assets

If the assets of the Corporation are insufficient in order to pay to the holders of Class "F" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "F" shares which they hold.

(3) **No right to additional share in profits.** Class "F" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) **No right to vote.** Subject to the provisions of the *Canada Business Corporations Act*, holders of Class "F" shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) **Holder's right to retract shares.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, each holder of Class "F" shares, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Corporation to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "F" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

(a) *Retraction value*

The "**retraction value**" shall be the amount added, in respect of these shares, to the stated capital account maintained for the Class "F" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the Corporation at the time of the issue of these Class "F" shares shall exceed the aggregate of:

(i) the amount added, in respect of these shares, to the stated capital account maintained for the Class "F" shares; and

(ii) the fair market value of any property, other than a Class "F" share, given by the Corporation as payment for this consideration.

Revoked (Certificate of Amendment 2014-08-18)

(b) *Determination of the fair market value of the consideration*
At the time of the issue of the Class "F" shares, the Corporation and each subscriber of Class "F" shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the Corporation at the time of the issue of these Class "F" shares.

(c) *Adjustment of the premium in the event of a challenge by the Revenue Department*
In the event of a disagreement by the Department of National Revenue or by the "Ministère du Revenu du Québec", or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the Corporation at the time of the issue of the Class "F" shares, the applicable departmental determination shall prevail. The amount of the premium relating to the retraction of the Class "F" shares shall be adjusted accordingly, provided the Department in question shall afford the Corporation and each holder of Class "F" shares, or, in the event of a retraction of all the shares, the Corporation and each former holder of Class "F" shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

(6) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "F" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the realizable value of the net assets of the Corporation.

G) **CLASS "G" PREFERRED SHARES:** The number of Class "G" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) **Dividends.** When the Corporation shall declare dividends, each holder of Class "G" shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of Class "A", "B", "H" and "I" shares, but subsequent to the holders of Class "D", "E" and "F" shares, and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend based on the prime lending rate of the banking or financial institution of the Corporation at the date of declaration of the dividend, plus one per cent (1%), as applied to the "retraction value" of the Class "G" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "G" shares shall be entitled, prior to the holders of Class "A", "B", "H" and "I" shares, but subsequent

Revoked (Certificate of Amendment 2014-08-18)

to the holders of Class "C", "D", "E" and "F" shares, to payment of the "retraction value" with respect to the Class "G" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "G" shares.

Insufficient assets
If the assets of the Corporation are insufficient in order to pay to the holders of Class "G" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "G" shares which they hold.

(3) **No right to additional share in profits.** Class "G" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) **No right to vote.** Subject to the provisions of the *Canada Business Corporations Act*, holders of Class "G" shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) **Holder's right to retract shares.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, each holder of Class "G" shares, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Corporation to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "G" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

(a) *Retraction value*
The **"retraction value"** shall be the amount added, in respect of these shares, to the stated capital account maintained for the Class "G" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the Corporation at the time of the issue of these Class "G" shares shall exceed the aggregate of:

(i) the amount added, in respect of these shares, to the stated capital account maintained for the Class "G" shares; and

(ii) the fair market value of any property, other than a Class "G" share, given by the Corporation as payment for this consideration.

(b) *Determination of the fair market value of the consideration*
At the time of the issue of the Class "G" shares, the Corporation and each subscriber of Class "G" shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the Corporation at the time of the issue of these Class "G" shares.

Revoked (Certificate of Amendment 2014-08-18)

(c) *Adjustment of the premium in the event of a challenge by the Revenue Department*

In the event of a disagreement by the Department of National Revenue or by the "Ministère du Revenu du Québec", or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the Corporation at the time of the issue of the Class "G" shares, the applicable departmental determination shall prevail. The amount of the premium relating to the retraction of the Class "G" shares shall be adjusted accordingly, provided the Department in question shall afford the Corporation and each holder of Class "G" shares, or, in the event of a retraction of all the shares, the Corporation and each former holder of Class "G" shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

(6) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "G" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the realizable value of the net assets of the Corporation.

H) **CLASS "H" PREFERRED SHARES:** The number of Class "H" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) **Dividends.** When the Corporation shall declare dividends, each holder of Class "H" shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of Class "A", "B" and "I" shares, but subsequent to the holders of Class "D", "E", "F" and "G" shares, and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend of eight percent (8%) per year, computed on the basis of the amount added, in respect of these shares, to the stated capital account maintained for the Class "H" shares, and it shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "H" shares shall be entitled, prior to the holders of Class "A", "B" and "I" shares, but subsequent to the holders of Class "C", "D", "E", "F" and "G" shares, to repayment of the amount added, in respect of these shares, to the stated capital account maintained for the Class "H" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "H" shares.

Revoked (Certificate of Amendment 2014-08-18)

Insufficient assets

If the assets of the Corporation are insufficient in order to pay to the holders of Class "H" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "H" shares which they hold.

(3) **No right to additional share in profits.** Class "H" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) **No right to vote.** Subject to the provisions of the *Canada Business Corporations Act*, holders of Class "H" shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) **Holder's right to retract shares.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, each holder of Class "H" shares, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Corporation to redeem, all or part of his or her shares, at a price equal to the amount added, in respect of these shares, to the stated capital account maintained for the Class "H" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "H" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

(6) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "H" shares.

I) **CLASS "I" PREFERRED SHARES:** The number of Class "I" shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) **Dividends.** When the Corporation shall declare dividends, each holder of Class "I" shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of Class "A" and "B" shares, but subsequent to the holders of Class "D", "E", "F", "G" and "H" shares, and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend of eight percent (8%) per year, computed on the basis of the amount added, in respect of these shares, to the stated capital account maintained for the Class "I" shares, and it shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2) **Repayment.** If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Corporation to the holders of its shares, each holder of Class "I" shares

Revoked (Certificate of Amendment 2014-08-18)

shall be entitled, prior to the holders of Class "A" and "B" shares, but subsequent to the holders of Class "C", "D", "E", "F", "G" and "H" shares, to repayment of the amount added, in respect of these shares, to the stated capital account maintained for the Class "I" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "I" shares.

Insufficient assets

If the assets of the Corporation are insufficient in order to pay to the holders of Class "I" shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "I" shares which they hold.

(3) **No right to additional share in profits.** Class "I" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) **No right to vote.** Subject to the provisions of the *Canada Business Corporations Act*, holders of Class "I" shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) **Right of Corporation to unilaterally redeem shares.** Subject to the provisions of subsection 36(2) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so and upon at least thirty (30) days' written notice, shall be entitled to unilaterally redeem all or part of the Class "I" shares, at a price equal to the amount added, in respect of these shares, to the stated capital account maintained for the Class "I" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "I" shares. The redemption shall follow the procedure outlined in section (D) of Part II below.

(6) **Right to purchase shares by mutual agreement.** Subject to the provisions of subsections 34(2) and 35(3) of the *Canada Business Corporations Act*, the Corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "I" shares.

Revoked (Certificate of Amendment 2014-08-18)

PART II – EXERCISE OF CERTAIN RIGHTS

(A) RIGHT TO EXCHANGE SHARES

(1) **Exchange procedure.** Each holder of Class "B" shares who wishes to avail himself or herself of his or her right to exchange his or her shares shall deliver to the registered office of the Corporation or to the office of its transfer agent a notice in writing indicating the number of Class "B" shares which he or she wishes to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class "B" shares which are to be exchanged and shall bear the signature of the person registered in the Corporate Records Book as being the holder of these Class "B"

shares or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class "B" shares which are to be exchanged, the Corporation shall draw up a certificate for the Class "E" shares which it is issuing as consideration for the exchange.

(2) **Partial exchange.** If only part of the shares of the holder of Class "B" shares is being exchanged, the Corporation shall, without charge, issue to him or her a new certificate representing his or her Class "B" shares which have not been exchanged.

(3) **Amendment of the stated capital accounts.** In accordance with the provisions of the *Canada Business Corporations Act*, the Class "B" shares so exchanged shall be automatically cancelled and shall automatically become Class "E" shares at the date of their exchange and the Corporation shall amend accordingly the stated capital accounts maintained for the Class "B" and "E" shares.

(B) AUTOMATIC REDEMPTION OF SHARES UPON DEATH OF THE HOLDER

(1) **Redemption procedure.** Upon receipt of the certificate or certificates representing the Class "C" shares which are to be redeemed, and without regard to the other classes of shares, the Corporation shall proceed to automatically redeem the Class "C" shares, and, provided it may legally do so, the Corporation shall have thirty (30) days from the date of death to pay to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of the deceased shareholder a price equal to the amount added, in respect of these shares, to the stated capital account maintained for the Class "C" shares.

(2) **Payment beyond the deadline.** If the provisions of subsection 36(2) of the *Canada Business Corporations Act* prevent it from paying the full redemption price to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of the deceased shareholder within the time frame specified above, the Corporation shall pay a first instalment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

(3) **Amendment of the stated capital account.** In accordance with the provisions of the *Canada Business Corporations Act*, the Class "C" shares so redeemed upon death of the shareholder shall be automatically cancelled at the date of their redemption and the Corporation shall reduce accordingly the stated capital account maintained for the Class "C" shares.

(C) HOLDER'S RIGHT TO RETRACT SHARES

(1) **Retraction procedure.** Each holder of Class "D", "E", "F", "G" or "H" shares, as the case may be, who wishes to avail himself or herself of his or her right to retract shares shall deliver to the registered office of the Corporation or to the office of its transfer agent a notice

in writing indicating the number of shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Corporation as well as the date at which he or she wishes the retraction to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Corporation and shall bear the signature of the person registered in the Corporate Records Book as being the holder of these shares of the applicable Class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Corporation, and without regard to the other classes of shares, the Corporation shall proceed to redeem the shares of the applicable Class and shall have thirty (30) days from the date of retraction to pay to the shareholder of the applicable Class, or, in the event of a retraction of all of the shares, to the former shareholder of the applicable Class, the retraction price of his or her shares.

(2) **Payment beyond the deadline.** If the provisions of subsection 36(2) of the *Canada Business Corporations Act* prevent it from paying the full retraction price to a shareholder or to a former shareholder within the time frame specified above, the Corporation shall pay a first instalment of the retraction price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

(3) **Partial retraction.** If only part of the shareholder's issued and outstanding Class "D", "E", "F", "G" or "H" shares, as the case may be, is being retracted and redeemed, the Corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this Class which have not been retracted and redeemed.

(4) **Amendment of the stated capital account.** In accordance with the provisions of the *Canada Business Corporations Act*, the Class "D", "E", "F", "G" or "H" shares, as the case may be, so retracted by the shareholder and redeemed by the Corporation shall be automatically cancelled at the date of their retraction and redemption and the Corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate Class.

(D) RIGHT OF CORPORATION TO UNILATERALLY REDEEM SHARES

(1) **Redemption procedure.** When the Corporation plans to proceed with a redemption of Class "I" shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any holder of Class "I" shares whose shares are to be redeemed and who is registered in the Corporate Records Book on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the Corporate Records Book. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

(2) **Partial redemption.** If the Corporation proceeds to effect a partial redemption of the Class "I" shares, this redemption shall be carried out proportionally to the number of issued and outstanding Class "I" shares, regardless of fractional shares. If only part of the shareholder's issued and outstanding Class "I" shares is being redeemed, the Corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her Class "I" shares which have not been redeemed.

(3) **Contents of the notice.** The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding Class "I" shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender of the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

(4) **Amendment of the stated capital account.** In accordance with the provisions of the *Canada Business Corporations Act*, the Class "I" shares so redeemed unilaterally by the Corporation shall be automatically cancelled at the date of their redemption and the Corporation shall reduce accordingly the stated capital account maintained for the Class "I" shares.

(E) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

In accordance with the provisions of the *Canada Business Corporations Act*, the Class "C", "D", "E", "F", "G", "H" or "I" shares, as the case may be, purchased or otherwise acquired by mutual agreement shall be automatically cancelled at the date of their purchase or of their acquisition and the Corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate Class.

J) CLASS "J" PREFERRED SHARES: The number of Class "J" Shares shall be unlimited and the consideration, added to the stated capital account maintained for these shares, shall also be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

(1) Dividends. When the corporation so declares, each shareholder of Class "J" Shares shall be entitled to receive in priority of any of the other shareholders of all other classes of issued stock of the Corporation, a minimum annual preferential and cumulative dividend based on the prime lending rate of the Bank of Canada or any other financial institution of the Corporation at the date of the declaration of the dividend, plus 6% in respect of these shares, to the stated capital account maintained for the Class "J" Shares. It is incumbent on the directors to determine the date, time and terms or manner of payment thereof.

(2) Redemption. The corporation may redeem the shares at the option of the Corporation and if the shareholder's equity is 15 million dollars and the Corporation has a minimum value of $10,000,000 of cash or cash equivalents. Should the preferred stock not be redeemed within 30 months of the issuance date then the holder of this class of shares has the option to convert the said preferred stock to regular voting Common A shares. The rights of the Class J Preferred Shares shall be in priority ranking to all other classes of shares issued and outstanding by the Corporation and in the event of any liquidation of the Corporation, the holders of this class of shares shall be entitled to be reimbursed for their stock, the whole in priority of all other listed shareholders of the Corporation.

(3) No right to additional shares in profits. Class "J" shares shall not confer any right to share in the property, in the profits or in the surplus assets of the Corporation.

(4) No right to vote. Subject to the provisions of the Canada Business Corporations Act, holder of Class "J" shares shall not be entitled, in that capacity alone, to vote at any meeting of the shareholders of the Corporation, to attend same or to receive notice thereof.

(5) Right of Corporation to unilaterally redeem shares. Subject to the provision of subsection 36(2) of the Canada Business Corporations Act, the Corporation, at anytime, if it deems it advisable to do so and upon at least thirty days written notice, and in accordance with the provisions stated herein above, shall be entitled to unilaterally redeem all or part of Class "J" shares at the price indicated herein above.

SCHEDULE B

pertaining to

RESTRICTIONS ON THE TRANSFER OF SHARES

CONSENT OF THE DIRECTORS OR OF THE SHAREHOLDERS

No share issued by the Corporation shall be transferred or assigned without the consent:

(a) either of a majority of the directors, which consent shall be evidenced by a resolution of the Board of Directors or by one (1) or more documents signed by a majority of the directors;

(b) or of a majority of the shareholders entitled to vote, which consent shall be evidenced by a resolution of these shareholders or by one (1) or more documents signed by a majority of these shareholders.

This consent, however, may validly be given after the transfer or assignment has been registered in the Corporate Records Book, in which case the transfer or assignment shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

Revoked (Certificate of Amendment 2015-01-22)

SCHEDULE C

pertaining to

OTHER PROVISIONS

1. **CLOSED COMPANY**

The Corporation shall be a "closed company" as defined within the meaning of section 5 of the *Securities Act* (R.S.Q., c. V-1.1), and, as such:

a) the number of shareholders of the Corporation shall be limited to fifty (50), exclusive of present or former employees of the Corporation or of a subsidiary; two (2) or more persons who jointly hold one (1) or more shares shall be counted as one (1) shareholder; and

b) any invitation to the public to subscribe for any securities shall be prohibited.

Revoked (Certificate of Amendment 2015-01-22)

2. **BORROWING POWERS**

In addition to the powers conferred by the articles, and without restricting the generality of the powers conferred upon the directors by section 189 of the *Canada Business Corporations Act*, R.S.C. 1985, c. C-44, the directors, if they see fit, and without having to obtain the authorization of the shareholders, may:

a) borrow money on the credit of the Corporation;

b) issue, reissue, sell or pledge debt obligations of the Corporation;

c) give a guarantee on behalf of the Corporation to secure the performance of an obligation of any person, subject to it being established that the Corporation is or will be able to pay its liabilities as they become due and that the realizable value of its assets will not be less than the aggregate of its liabilities and of its stated capital;

d) grant a hypothec or a mortgage, even a floating hypothec or charge, on a universality of property, movable or immovable, present, or future, corporeal or incorporeal, of the Corporation; and

e) delegate one (1) or more of the above-mentioned powers to a director, to an Executive Committee, to a committee of the Board of Directors or to an officer of the Corporation.

3. APPOINTMENT OF NEW DIRECTORS DURING A TERM IN OFFICE

Subject to section 111 of the *Canada Business Corporations Act*, the directors, in order to increase the number of directors within the limits prescribed by the articles, may appoint one (1) or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of the shareholders, to the extent that the total number of directors so appointed shall not exceed one third (⅓) of the number of directors elected at the previous annual meeting of the shareholders.

4. PARTICIPATION IN MEETINGS BY WAY OF TECHNICAL MEANS

One (1), several or all of the shareholders may participate in a meeting of the shareholders by way of technical means, such as a telephone, enabling them to communicate with the other shareholders or persons participating in the meeting. In such cases, these shareholders shall be deemed to have attended the meeting and this meeting shall be deemed to have been held in the Province of Quebec. The shareholders attending a meeting held using such technical means may decide on any matter which may be considered by a meeting of the shareholders. A shareholder who participates in a meeting of the shareholders by way of technical means may not be represented by proxy.

5. UNANIMOUS SHAREHOLDER AGREEMENT

Where, pursuant to the articles, a power, which is to be exercised by the Board of Directors, has been withdrawn from the authority of the directors in order to be assumed by the shareholders pursuant to a unanimous shareholder agreement according to section 146 of the *Canada Business Corporations Act*, any reference, in the articles, to the exercise of such power by the Board of Directors or by one (1) or more directors shall be read as a reference to an exercise of this power by the meeting of the shareholders pursuant to the unanimous shareholder agreement.